UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2016

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

ABL Facility Amendment

On December 16, 2016, Nuverra Environmental Solutions, Inc. (the “Company”) entered into a Fourteenth Amendment to Amended and Restated Credit Agreement (the “ABL Facility Amendment”) by and among Wells Fargo Bank, National Association (“Wells Fargo”), the lenders named therein (the “Lenders”), and the Company, which further amends the Company’s Amended and Restated Credit Agreement, dated as of February 3, 2014, by and among Wells Fargo, the Lenders, and the Company (as amended, the “ABL Facility”). The ABL Facility Amendment amends the ABL Facility by extending the date by which the Company is required to refinance the ABL Facility in full from December 16, 2016 to March 31, 2017 and the maturity date of the ABL Facility from December 31, 2016 to March 31, 2017.

In addition, among other terms and conditions, the ABL Facility Amendment amends the ABL Facility by (i) reducing the maximum revolver commitments from $85 million to $40 million, and (ii) increasing the Permitted Indebtedness (as defined in the ABL Facility) under the Term Loan Documents (as defined in the ABL Facility) from $30,600,000 to $58,100,000, plus any interest required or permitted to be paid in kind under and pursuant to the Term Loan Documents (as defined in the ABL Facility).

The Company continues to evaluate strategic options and transactions and expects to continue its discussions with certain of its debtholders regarding strategic alternatives to improve its long-term capital structure and liquidity.

The foregoing description of the ABL Facility Amendment is only a summary and does not purport to be a complete description of the terms and conditions under the ABL Facility Amendment, and such description is qualified in its entirety by reference to the full text of the ABL Facility Amendment, a copy of which is attached hereto as Exhibit 10.1.

Term Loan Agreement Amendment

On December 16, 2016, the Company entered into a Fourth Amendment (Increase Amendment) to Term Loan Credit Agreement (the “Term Loan Agreement Amendment”) by and among the lenders named therein (the “Term Loan Lenders”), Wilmington Savings Fund Society, FSB (“Wilmington”), as administrative agent, Wells Fargo, as collateral agent, the Company, and the guarantors named therein, which further amends the Term Loan Credit Agreement, dated April 15, 2016, by and among Wilmington, the Term Loan Lenders, and the Company (the “Term Loan Agreement”) by increasing the Term Loan Lenders’ commitment, and the principal amount borrowed by the Company, under the Term Loan Agreement from $30,600,000 to 58,100,000 (the “Additional Term Commitment”).

Pursuant to the Term Loan Agreement Amendment, the Company is required to use the net cash proceeds of the Additional Term Commitment of $25 million to pay the fees, costs and expenses incurred in connection with the Term Loan Agreement Amendment and to pay down $22 million aggregate principal amount of loans outstanding under the Company’s ABL Facility. The remaining net cash proceeds, subject to satisfaction of certain release conditions, will be available for general operating, working capital and other general corporate purposes. In connection with the Term Loan Agreement Amendment, the Company paid to the Lenders an amendment fee of $2.5 million, which was added to the principal amount outstanding thereunder.

The foregoing description of the Term Loan Agreement Amendment is only a summary and does not purport to be a complete description of the terms and conditions under the Term Loan Agreement Amendment, and such description is qualified in its entirety by reference to the full text of the Term Loan Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Term Loan Agreement Amendment is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The Company provided certain financial information to certain of its debtholders pursuant to non-disclosure agreements as part of ongoing discussions regarding strategic alternatives to improve the Company’s long-term capital structure and liquidity, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The inclusion of the financial information therein should not be regarded as an indication that the Company or its affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding how the Company’s financial condition, liquidity position or results of operations will compare to the financial information included therein, and none of them undertakes any obligation to publicly update the such financial information, including any projections, to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Fourteenth Amendment to Amended and Restated Credit Agreement, dated December 16, 2016, by and among Wells Fargo, the Lenders, and the Company

10.2	Fourth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated December 16, 2016, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

99.1	Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 19, 2016	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourteenth Amendment to Amended and Restated Credit Agreement, dated December 16, 2016, by and among Wells Fargo, the Lenders, and the Company

10.2	Fourth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated December 16, 2016, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

99.1	Financial Information